COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

10.	COMMITMENTS AND CONTINGENCIES

Leases The Company leases certain office facilities. Certain leases provide the Company with the option to renew for additional periods. The exercise of lease renewal options is at the Company’s sole discretion, and the Company has only included renewal options in the lease term when the Company can be reasonably certain that it will exercise the renewal options.

For the year ended December 31, 2022, and the period ended December 31, 2021, the components of lease expenses were recognized as selling, general and administrative expenses in the consolidated statement of operations and comprehensive loss. The lease payments were paid in cash.

	Year Ended December 31, 2022	Period Ended December 31, 2021
Operating lease costs	$128,983	$25,424

The weighted-average remaining lease term for the Company’s operating leases ranges from approximately three to four years as of December 31, 2022. The weighted-average discount rate for the Company’s operating lease was 10% as of December 31, 2022.

As of December 31, 2022, the Company has no operating or financing leases that have not yet commenced.

The future maturities of the contractual lease payments included in the operating lease liabilities as of December 31, 2022, are as follows:

For the Year Ended December 31, 2022:	Total
2023	$80,313
2024	66,254
2025	38,136
2026	38,136
2027	9,534
Total	232,373
Less: amount representing interest	(35,793)
Total	$196,580

Litigation The Company is subject to certain legal proceedings and claims that arise in the normal course of business. The Company does not believe that the amount of liability, if any, as a result of these proceedings and claims will have a materially adverse effect on the Company’s financial position, results of operations, and cash flows.